Exhibit 10.4A

FIRST AMENDMENT TO NATIONAL BANK OF COMMERCE BUILDING
AMENDED, RESTATED AND CONSOLIDATING LEASE

THIS FIRST AMENDMENT TO NATIONAL BANK OF COMMERCE BUILDING AMENDED, RESTATED AND CONSOLIDATING LEASE (this “Amendment”) is entered into as of the 31st day of December, 2001, by and between WOODWARD PROPERTIES, LLP, a limited liability partnership whose present address is P.O. Box 43327, Birmingham, Alabama 35243 (“Lessor”), and NATIONAL BANK OF COMMERCE OF BIRMINGHAM, a national banking association whose present address is P.O. Box 10686, Birmingham, Alabama 35202 (“Lessee”).

Recitals

A.       The Lessor and the Lessee are parties to that certain National Bank of Commerce Building Amended, Restated and Consolidating Lease dated June 1, 2000 (the “Lease”) regarding certain Premises in the National Bank of Commerce Building situated on the south side of First Avenue North, between 19th and 20th Streets in the City of Birmingham, Alabama. Capitalized terms used in these Recitals have the meanings defined for them above, in these Recitals and in the Lease.

B.       The Lessee has requested the Lessor, and the Lessor has agreed, to permit the Lessee to lease the Tenth Floor of the Building, and in connection therewith, the Lessor and the Lessee have agreed to amend the Lease as more particularly set forth herein.

Agreement

NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1 Addition of Premises. Section 1 of the Lease is hereby replaced in its entirety with the following:

1.         Demise. Lessor, upon the terms and conditions hereinafter expressed, hereby leases to Lessee the following described space (the “Premises”) in the National Bank of Commerce Building situated on the south side of First Avenue North, between 19th and 20th Streets in the City of Birmingham, Alabama (the “Building”), which Premises shall consist of a total of 77,591 rentable square feet:

All rentable space on the Basement, First, Second, Third, Fourth, Sixth, Seventh, Eighth and Tenth floors of the Building.

SECTION 2 Amendment of Section 4. Section 4(b)(2)(iii) of the Lease is hereby replaced in its entirety with the following:

(iii) For purposes of this Paragraph 4(b) it is agreed that the number of rentable square feet in the Premises on the date of this Lease is 77,591 and the total number of rentable square feet in the Building is 91,643.

SECTION 3 Acknowledgment of Termination of Operating Agreement. Lessor and Lessee hereby acknowledge and agree that any and all agreements relating to the operation of the facilities located on the 10th floor of the Premises, if not previously terminated, are hereby terminated as of the date hereof.

SECTION 4 Successors and Assigns. Whenever in this Amendment any party hereto is referred to, such reference shall be deemed to include the successors and assigns of such party.

SECTION 5 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Alabama (without regard to conflict of law principles).

SECTION 6 Date of Agreement. The date of this Amendment is intended as a date for the convenient identification of this Amendment and is not intended to indicate that this Amendment was executed and delivered on that date.

SECTION 7 Separability Clause. If any provision of this Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 8 Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same agreement.

SECTION 9 No Oral Agreements. This Amendment and the Lease as amended, extended and modified hereby is the final expression of the agreement between the parties hereto, and this Amendment may not be contradicted by evidence of any prior oral agreement between such parties. All previous oral agreements between the parties hereto have been incorporated into this Amendment and the Lease, and there is no unwritten oral agreement between the parties hereto in existence.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

WOODWARD PROPERTIES, LLP
By:	/s/ JOHN J. MCMAHON, JR.

Its:	Manager

STATE OF ALABAMA	)
COUNTY OF JEFFERSON	)

I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that John J. McMahon, Jr., whose name as the general partner of Woodward Properties, LLP, a limited partnership, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such general partner and with full authority, executed the same voluntarily for and as the act of said limited partnership.

Given under my hand and official seal this the 21st day of December, 2001.

/s/ ELAINE W. WAUGH

Notary Public

AFFIX SEAL

My commission expires: 8/6/05

NATIONAL BANK OF COMMERCE OF BIRMINGHAM
ATTEST:
By:	/S/ WILLIAM E. MATTHEWS, V	By:	/S/ JOHN H. HOLCOMB III

Its:	Executive Vice President & Chief Financial Officer	Its:	President & Chief Financial Officer

STATE OF ALABAMA	)
JEFFERSON COUNTY	)

I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that John H. Holcomb III, whose name as President and Chief Executive Officer, of National Bank of Commerce of Birmingham, a national banking association, is signed to the foregoing Amendment and who is known to me, acknowledged before me on this day that, being informed of the contents of said Amendment, he as such officer and with full authority, executed the same voluntarily for and as the act of said association.

Given under my hand and official seal this 21st day of December, 2001.

/S/ GINA G. WILLIAMS

Notary Public

AFFIX SEAL

My Commission Expires: January 24, 2004